SCHEDULE 14A

                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

  [ ] Preliminary Proxy Statement

  [ ] Confidential, for  Use  of the  Commission  Only  (as  permitted  by  Rule
      14a-6(e)(2))

  [X] Definitive Proxy Statement

  [ ] Definitive Additional Materials

  [ ] Soliciting Material under Rule 14a-12

                                  iParty Corp.
.................................................................................
                (Name of Registrant as Specified In Its Charter)
.................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

  [X] No Fee Required

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:
     ...........................................................................
      2) Aggregate number of securities to which transaction applies:
     ...........................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ...........................................................................
      4) Proposed maximum aggregate value of transaction:
     ...........................................................................
      5) Total fee paid:
     ...........................................................................
     [ ] Fee paid previously with written preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1) Amount Previously Paid:
     ...........................................................................

      2) Form, Schedule or Registration Statement No.:
     ...........................................................................

      3) Filing Party:
     ...........................................................................
      4) Date Filed
     ...........................................................................

                                  iParty Corp.
                                1457 VFW Parkway
                             West Roxbury, MA 02132

                                 April 30, 2002




Dear Stockholders:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of iParty Corp., to be held at 10:00 a.m., local time, on Tuesday, June 18, 2002, at the offices of Posternak, Blankstein & Lund, L.L.P located at 100 Charles River Plaza, Boston, MA 02114. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the meeting. I urge you to review them carefully.

         It is important that your shares be represented and voted at the meeting. Whether or not you personally plan to attend the meeting, please take a few moments now to sign, date and return your proxy in the enclosed postage-paid envelope. This will not limit your right to vote in person should you wish to attend the meeting. Regardless of the number of shares you own, your presence by proxy is important to establish a quorum, and this vote is important for proper corporate governance.

         Thank you for your interest in iParty Corp.

                                                     Sincerely,


                                                     Sal Perisano
                                                     Chief Executive Officer
                                  iParty Corp.
                                1457 VFW Parkway
                             West Roxbury, MA 02132
                         ------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 18, 2002

                         -------------------------------


NOTICE IS HEREBY GIVEN that the annual meeting (the "Annual Meeting") of Stockholders of iParty Corp. (the "Company") will be held at the offices of Posternak, Blankstein & Lund, L.L.P located at 100 Charles River Plaza, Boston, MA 02114, on Tuesday, the 18th day of June 2002, at 10:00 a.m., local time, for the following purposes, all as more fully described in the attached Proxy
Statement:

         (1) To elect five directors to the Board of Directors who shall serve until the 2002 Annual Meeting of Stockholders, or until their successors have been elected and qualified; and

         (2) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 22, 2002 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the Annual Meeting. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices at 1457 VFW Parkway, West Roxbury, MA 02132 for ten (10) days prior to June 18, 2002.

         You are requested to date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

                                         By Order of the Board of Directors




                                         Daniel DeWolf, Secretary

West Roxbury, Massachusetts
April 30, 2002
                                  iParty Corp.
                                1457 VFW Parkway
                             West Roxbury, MA 02132

               Proxy Statement For Annual Meeting of Stockholders
                           To Be Held on June 18, 2002

                                  INTRODUCTION

         This Proxy Statement and the accompanying proxy are being furnished to stockholders of record of iParty Corp. (the "Company") as of April 22, 2002, in connection with the solicitation by the Board of Directors of the Company of proxies by the Board of Directors for use in voting at the Annual Meeting of Stockholders to be held at the offices of Posternak, Blankstein & Lund, L.L.P located at 100 Charles River Plaza, Boston, MA 02114, at 10:00 a.m., local time, or at any and all adjournments thereof (the "Annual Meeting"), for the purposes stated in the Notice of Annual Meeting of Stockholders to which this Proxy Statement is annexed.

         If the enclosed proxy is properly signed and returned, your shares will be voted on all matters that properly come before the Annual Meeting for a vote. If instructions are specified in your signed proxy with respect to the matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are so specified, your shares will be voted FOR the election of the nominees named in Proposal 1. In their discretion, the proxies are authorized to consider and vote upon such matters incident to the conduct of the Annual Meeting and upon such other business matters or proposals as may properly come before the Annual Meeting that the Board of Directors of the Company did not know, within a reasonable time prior to this solicitation, would be presented at the Annual Meeting.

         Your proxy may be revoked at any time prior to being voted by: (1) filing with the Secretary of the Company at the above address, written notice of such revocation, (2) submitting a duly executed proxy bearing a later date or
(3) attending the Annual Meeting and giving the Secretary notice of your intention to vote in person.

         On or about April 30, 2002, this Proxy Statement and the accompanying proxy, are being mailed to each stockholder of record at the close of business on April 22, 2002 (the "Record Date").

                                VOTING SECURITIES

         The Board of Directors has fixed the close of business on April 22, 2002 as the Record Date for the determination of stockholders entitled to notice of the Annual Meeting, and holders of record of the common stock, par value $.001 per share (the "Common Stock"), the Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), the Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), the Series C Convertible Preferred Stock, par value $.001 per share (the "Series C Preferred Stock"), the Series D Convertible Preferred Stock, par value $.001 per share (the "Series D Preferred Stock"), the Series E Convertible Preferred Stock, par value $.001 per share (the "Series E Preferred Stock"), and the Series F Convertible Preferred Stock, par value $.001 per share (the "Series F Preferred Stock") of the Company on that date will be entitled to notice of, and to vote at, the Annual Meeting.

         As of April 22, 2002, the Company had outstanding 15,811,230 shares of Common Stock; 1,000,000 shares of Series A Preferred Stock; 1,050,641 shares of Series B Preferred Stock; 145,198 shares of Series C Preferred Stock; 362,996 shares of Series D Preferred Stock; 533,333 shares of Series E Preferred Stock; and 114,286 shares of Series F Preferred Stock. Each share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting. Each share of Series A Preferred Stock is entitled to one vote (i.e., the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible) on all matters presented at the Annual Meeting, each share of Series B Preferred Stock is entitled to ten votes (i.e., the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible) on all matters presented at the Annual Meeting, each share of Series C Preferred Stock is entitled to ten votes (i.e., the number of shares of Common Stock into which each share of Series C Preferred Stock is convertible) on all matters presented at the

Annual Meeting; each share of Series D Preferred Stock is entitled to ten votes (i.e., the number of shares of Common Stock into which each share of Series D Preferred Stock is convertible) on all matters presented at the Annual Meeting; each share of Series E Preferred Stock is entitled to ten votes (i.e., the number of shares of Common Stock into which each share of Series E Preferred Stock is convertible) on all matters presented at the Annual Meeting; and each share of Series F Preferred Stock is entitled to ten votes (i.e., the number of shares of Common Stock into which each share of Series F Preferred Stock is convertible) on all matters presented at the Annual Meeting. The Series C Preferred Stock shall vote alone for the election of a Series C Director. The Series D Preferred Stock shall vote alone for the election of a Series D Director. On all other matters, the Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock shall vote together as one class on all matters presented at the Annual Meeting.

         The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting (on a converted basis) is necessary to constitute a quorum at the Annual Meeting. Neither abstentions nor broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum is present.

                        SECURITY OWNERSHIP OF MANAGEMENT

                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information, as of March 26, 2002, regarding the beneficial ownership of the Common Stock by: (1) each Director of the Company; (2) each executive officer of the Company who is not a Director whose compensation for 2001 exceeded $100,000 (the "Named Executive Officer"); and (3) all Directors and Named Executive Officers as a group. Unless otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information provided by such owners, have sole investment and voting power with respect to such shares.


                                                  Number of
                                                Common Shares
Name of Beneficial Owner (1)                  Beneficially Owned (2)      Percent of Class
----------------------------                  ----------------------      ----------------

Sal Perisano................................    1,530,513 (3)                    8.9%
Patrick Farrell.............................      451,417 (4)                    2.8%
Robert H. Lessin............................    11,747,863(5)(7)                54.6%
     c/o Soundview Ventures
     1700 East Putnam Ave
     Old Greenwich, CT. 06870

James McCann................................      699,600 (6)                    4.4%
     1-800 Flowers
     1000 Stewart Avenue
     Westbury, NY 11590
iParty LLC..................................    6,000,000 (7)                   38.0%
     c/o Soundview Ventures
     1700 East Putnam Ave.
     Old Greenwich, CT. 06870
Ajmal Khan..................................    3,231,665 (8)                   17.0%
     The Verus Group
     1177 West Hastings Street
     Vancouver, British Columbia
     Canada V6E 2K3
Stuart G. Moldaw............................      887,485 (9)                    5.3%
     1550 El Camino Real
     Suite 290
     Menlo Park, CA. 94025



                                                  Number of
                                                Common Shares
Name of Beneficial Owner (1)                  Beneficially Owned (2)      Percent of Class
----------------------------                  ----------------------      ----------------
Roccia Partners, L.P........................    4,082,130 (10)                  20.5%
     826 Broadway
     New York, NY 10003
Boston Millennia Partners, LP...............    2,244,930 (11)                  12.4%
     30 Rowes Wharf
     Suite 330
     Boston, MA 02110
Hampton Associates Limited..................    1,261,617 (12)                   7.4%
     1702 Dina House
     Ruttonjee Centre
     11 Duddell Street
     Central Hong Kong
HMTF-iPC, LLC...............................    5,444,939 (13)                  25.6%
     200 Crescent Court, Suite 1600
     Dallas, TX 75201
Patriot Capital Limited.....................    1,142,860 (14)                   6.8%
     P.O. Box 438
     Road Town
     Tortola, British Virgin Islands
Christina Weaver............................       50,000 (15)                     *
     Hicks Muse, Tate & Furst
     Incorporated
     200 Crescent Court, Suite 1600
     Dallas, TX 75201
Taymark.....................................    3,000,000 (16)                  16.0%
     4875 White Bear Parkway
     White Bear Lake, MN 55110
All Officers and Directors as a Group.......        18,749,408                  55.5%
    (6 persons)                                     ==========                  =====

---------------------

*        Less than one percent.

(1)      Unless otherwise  indicated,  all addresses are c/o iParty Corp.,  1457
         VFW Parkway, West Roxbury, Massachusetts 02132.

(2) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934, as amended, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3.

(3) Includes 1,385,513 shares of common stock that may be acquired upon the exercise of presently exercisable options issued pursuant to the Plan
         (including 50,000 options in connection with his consulting agreement, 25,000 options in connection with his role as a Director of the Company) and 145,000 shares of Common Stock.

(4) Includes 406,917 shares of Common Stock that may be acquired upon the exercise of presently exercisable options issued pursuant to the Plan and 44,500 shares of Common Stock.

(5)      Includes (1)  6,000,000  shares of Common Stock owned by iParty LLC, of which Mr.  Lessin is a member and the manager and a 78.34%  owner,  (2)
         200,000  shares of Common Stock that may be acquired  upon the exercise of presently  exercisable  options  issued under the Plan,  (3) 273,268 shares  of Common  Stock  that may be  acquired  upon the  exercise  of presently  exercisable  warrants,  (4) 1,814,980 shares of Common Stock that may be acquired upon the conversion of 181,498 shares of presently convertible  Series B Preferred  Stock,  (5)  792,950  shares of Common
         Stock that may be acquired upon the exercise of redeemable common stock purchase warrants, and (6) 2,666,665 shares of Common Stock that may be acquired upon the conversion of 266,666 shares of presently convertible
         Series E Preferred Stock.


                                       3



(6) Includes 699,000 shares of Common Stock owned by iParty LLC, in which Mr. McCann is a member and a 11.66% owner. Such shares represent his ownership interest in iParty LLC.

(7)      iParty  LLC  is a  Delaware  limited  liability  company  and  a  38.0%
         shareholder  of iParty Corp.  Mr. Lessin is the manager and 78.3% owner of iParty LLC.

(8) Includes (1) 75,000 shares of Common Stock that may be acquired upon the exercise of presently exercisable options issued pursuant to the Plan, (2) 25,000 shares of Common Stock held by Verus Capital Corp., of which Mr. Khan is the sole stockholder, and (3) 2,666,665 shares of Common Stock which may be acquired upon the conversion of 266,666 shares of presently convertible Series E Convertible Preferred Stock.
         Also  includes  presently  exercisable  options,  held by Verus Capital
         Corp.,  to purchase  225,000  and 240,000  shares of Series A Preferred
         Stock from Henslowe Trading Limited and Ruffino Developments Limited, respectively.

(9) Includes (1) 508,190 shares of Common Stock that may be acquired upon the conversion of 50,819 shares of presently convertible Series B
         Preferred Stock, (2) 79,295 shares of Common Stock that may be acquired upon the exercise of redeemable common stock purchase warrants, and (3)
         300,000 shares of Common Stock that may be acquired upon the exercise of presently exercisable options issued under the Plan.

(10)     Includes 2,607,910 shares of Common Stock that may be acquired upon the
         conversion  of  260,791  shares  of  presently   convertible  Series  B
         Preferred  Stock  and  1,424,220  shares of  Common  Stock  that may be acquired upon the exercise of redeemable common stock purchase warrants and (3) 50,000  shares of common  stock which may be acquired  upon the exercise of presently exercisable options under the Plan.

(11)     Includes 1,451,980 shares of Common Stock that may be acquired upon the
         conversion  of  145,198  shares  of  presently   convertible  Series  C
         Preferred Stock and 792,950 shares of Common Stock that may be acquired upon the exercise of redeemable common stock purchase warrants owned by
         Boston Millennia Partners Limited Partnership and an affiliated entity.

(12) Includes (1) 651,100 shares of Common Stock that may be acquired upon the conversion of 65,110 shares of presently convertible Series B
         Preferred Stock, (2) 254,942 shares of Common Stock that may be acquired upon the exercise of redeemable common stock purchase warrants and (3) 355,575 shares of Common Stock that may be acquired upon the exercise of presently exercisable warrants.

(13)     Includes 3,629,960 shares of Common Stock that may be acquired upon the
         conversion  of  362,996  shares  of  presently   convertible  Series  D
         Preferred  Stock  and  1,814,979  shares of  Common  Stock  that may be acquired upon the exercise of redeemable common stock purchase warrants owned by HMTF-iPC, LLC. HMTF-iPC, LLC is a limited liability company of which  the  sole  member  is HMTF  Bridge  Partners,  L.P.,  a  limited partnership the sole general partner of which is HMTF Bridge  Partners,
         LLC, a limited  liability  company of which Mr.  Thomas O. Hicks is the sole member. Accordingly,  Mr. Hicks may be deemed to be the beneficial owner of all or a  portion  of the stock  owned of record by  HMTF-iPC,
         LLC. Mr. Hicks  expressly  disclaims (1) the existence of any group and
         (2) beneficial ownership with respect to any shares of Common Stock not owned of record by him.

(14)     Includes  1,142,860  of  Common  Stock  that may be  acquired  upon the
         conversion  of  114,286  shares  of  presently   convertible  Series  F
         Preferred Stock.

(15) Includes 50,000 shares of Common Stock that may be acquired upon the exercise of presently exercisable options issued under the Plan.

(16) Includes 3,000,000 shares of Common Stock that may be acquired upon the exercise of presently exercisable warrants.


                                   PROPOSAL 1

                              Election of Directors

         At the Annual Meeting, five individuals will be elected to serve as Directors until the next Annual Meeting, and until their successors are elected and qualified. During the fiscal year ended December 29, 2001, the Company's Board of Directors consisted of Messrs. Perisano, Lessin, Moldaw, Roccia, and Ms. Weaver. Ms. Weaver joined the Board of Directors as a designee of the Series D Preferred Stock ("Series D Director") in December 2000. Mr. Roccia joined the Board of Directors in April 2001.

         Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted FOR the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a Director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.

         In December 1999, the Company consummated a private offering of securities for an aggregate purchase price of $5,000,000 million (the "Series D Offering"). The Series D Offering provided that the holders have the right to appoint one person to be a member of the Company's Board of Directors. Ms. Weaver is the designee of the holders of the Series D Preferred Stock.

         The name and age of each of the five nominees, his or her principal occupation and the period during which such person has served as a Director are set out below.

                                                                        Director
Name of Nominee                 Age     Position                       Since
---------------------           ---     ------------------------       --------
Sal Perisano.........           51      Chief Executive Officer,       1998
                                        Chairman of the Board
Robert H. Lessin.....           47      Director                       1998
Stuart G. Moldaw.....           74      Director                       1999
Lorenzo Roccia.......           27      Director                       2001

Series C Director Nominee
-----------------------------
(To be elected only by the              The Series C Preferred Stockholders have
holders of Series C Preferred           waived the right to elect a director.
Stock)

Series D Director Nominee
------------------------------
(To be elected only by the
holders of Series D Preferred
Stock)

Christina Weaver......          31      Series D Director              2000

         Sal Perisano has been a Director of our company since October 1998 and our Chief Executive Officer since April 15, 1999. In December 1992, Mr. Perisano co-founded The Big Party Corporation, a retail chain of 54 party supply stores, headquartered in West Roxbury, Massachusetts. Mr. Perisano served as President and Chairman of The Big Party Corporation from 1992 to December 1998. In 1981, he co-founded Videosmith, which became Boston's dominant video retailer. In 1989, Videosmith was sold to a publicly traded company called Xtravision PLC, which owned 250 stores throughout the U.K. and Ireland. Mr. Perisano stayed on as a Director and was later named Chief Executive Officer of the parent company, which was subsequently acquired by Blockbuster Video. Mr. Perisano holds a B.A. from Boston College and an M.A. from Harvard University.

         Robert H. Lessin has been a Director of our company since July 1998. Mr. Lessin has been Chairman of Soundview Ventures, the venture capital arm of technology investment banking firm Soundview Technology Group, Inc. since October 2001. From April 1998 through October 2001, Mr Lessin was Chairman of Soundview

Technology Group (formerly Wit Capital Corp.). From 1993 until 1997, Mr. Lessin was Vice Chairman of Salomon Smith Barney, where he served as head of its Investment Banking Division. Mr. Lessin also serves on the Board of Directors of CBS MarketWatch.com, a financial and news provider on the Internet.

         Stuart G. Moldaw has been a Director of the Company since October 1999. Mr. Moldaw has been Chairman of Gymboree Corporation, a specialty retailer of apparel and accessories for children, since 1994. From 1980 through February 1990, Mr. Moldaw served as a general partner of U.S. Venture Partners and he currently serves as a special venture partner of such entity. Mr. Moldaw also serves as a Director and Chairman Emeritus of Ross Stores, Inc., an off-price retailer of apparel and home accessories.

         Lorenzo Roccia has been a Director of the Company since April 2001. Mr. Roccia is Chairman and Chief Executive Officer of Roccia Venture Partners, a Latin American venture capital fund dedicated to investing in US companies for Latin American expansion. Prior to establishing Roccia Venture Partners, Mr. Roccia was a Senior Analyst in the Private Equity Group at Wit SoundView and a consultant to Wit SoundView's management team. From 1996 to 1998, Mr. Roccia was a member of the Venture Services Group at Salomon Smith Barney. He currently serves on the Board of Directors of Depilight S.A. , a chain of medical technology service centers located throughout Venezuela. Mr. Roccia holds a degree in Political Science from Northeastern University.

         Christina Weaver has been a Director of the Company since December 2000. Ms. Weaver is an Associate of Hicks, Muse, Tate & Furst Incorporated, a global private equity investment firm, which she joined in February 1995. Ms. Weaver also serves on the Board of Directors of Vidrio Formas SA de CV. She received her undergraduate degree from Harvard University and her M.B.A. from Harvard Business School.

Executive Officers

         Sal Perisano, Chief Executive Officer.

         Patrick Farrell has been the Company's President since November 2000 and Chief Financial Officer since April 1999. From 1996 until joining the Company, Mr. Farrell was a Director, Financial Planning & Analysis and Controller for N2K Inc. where he helped negotiate that company's merger with CDnow. Prior to N2K, he served as Controller at EMI Music Group/Angel Records and as Manager of Finance and Accounting of Polygram/Def Jam Recordings, Inc. He began his professional career at Arthur Andersen LLP, where he was an Audit
Senior when he left in 1994. Mr. Farrell holds an M.B.A. from New York University and graduated with honors in Accounting from Temple University and is a Certified Public Accountant.

Meetings of the Board of Directors

         The Board of Directors held 5 regularly scheduled meetings during the last fiscal year.

Committees of the Board of Directors

         Audit Committee.

                          Report of the Audit Committee

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") except to the extent the Company specifically incorporates this Report by reference therein.

         On February 27, 2001, the Board of Directors appointed Mr. Moldaw and Ms. Weaver to the Board of Director's Audit Committee (the "Audit Committee"). On April 5, 2001, the Board of Directors appointed Mr. Roccia to the Audit Committee. On January 25, 2002, the Board of Director's appointed Mr. Lessin to the Audit Committee replacing Mr. Moldaw and, appointed Mr. Roccia as Chairman of the Audit Committee. The Audit Committee operates pursuant to a Charter approved by the Board of Directors. The Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities relating to the Company's accounting, reporting and financial control practices. The Audit Committee reviews the Company's annual and interim financial statements and certain other public disclosure documents required by regulatory authorities and makes recommendations to the Board of Directors with respect to such statements and documents. The Audit Committee also makes recommendations to the Board of Directors regarding the appointment of independent auditors, reviews the nature and scope of the annual audit as proposed by the auditors and management, and reviews with management the risks inherent in the Company's business and risk management programs relating thereto. The Audit Committee reviews with the auditors and management the adequacy of the Company's internal accounting control procedures and systems. The Audit Committee conducts, on an ongoing basis, an appropriate review of related party transactions. The Audit Committee also reviews the systems and procedures for direct communication between the Audit Committee and the Company's internal accounting staff and the auditors. All members of the Audit Committee are "independent" as defined in Section 121(A) of the American Stock Exchange's listing standards.

         In fulfilling its responsibilities, the Audit Committee reviewed and discussed the audited financial statements contained in the Company's Annual Report on Form 10-KSB, with the Company's management and Arthur Andersen LLP, the independent public accountants. Management is responsible for the financial statements and the reporting process, including the system of internal controls, and has represented to the Audit Committee that such financial statements were prepared in accordance with generally accepted accounting principles. The independent public accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

         The Audit Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as amended. In addition, the Committee discussed with the independent public accountants the public accountants'
independence from the Company and its management, including matters in the written disclosures and letter that were received by the Committee from the independent auditors as required by Independence Standard Board No. 1, "Independence Discussions with Audit Committees," as amended. Based on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report of Form 10-KSB for the year ended December 29, 2001 to be filed with the Securities and Exchange Commission. The Audit Committee met three times during the last fiscal year.

Members of the Audit Committee
Robert Lessin
Lorenzo Roccia
Christina Weaver

         Compensation  Committee.  The  Compensation  Committee  of the Board of
Directors determines the compensation to be paid to the key officers of the Company. The current members of the Compensation Committee are Messrs. Roccia and Perisano.

         Executive Committee. The Executive Committee of the Board of Directors has and may exercise, during the intervals between meetings of the Board of Directors, all the powers of the Board of Directors in the management of the Company's business and affairs, subject to certain restrictions. The current members of the Executive Committee are Messrs. Perisano, Lessin and Moldaw.

Director Compensation

         Under the Plan, each non-employee director is granted, on the effective date of the commencement of his term as Director, options to purchase 25,000 shares of Common Stock. In addition, each of the Company's Directors who is not an executive officer is granted, on an annual basis on the last trading date in August of each year, options to acquire 25,000 shares of Common Stock, at an exercise price equal to the fair market value of the underlying Common Stock on the date of grant.

Certain Reports; Compliance with Section 16(a) of the Exchange Act

         No person who, during the fiscal year ended December 29, 2001, was a Director, Officer or beneficial owner of more than ten percent of the Common Stock (which is the only class of the Company's securities registered under Section 12 of the Exchange Act) failed to file on a timely basis, reports required by Section 16 of the Exchange Act during the most recent fiscal year. The foregoing is based solely upon the Company's review of Forms 3 and 4 during the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to the Company's most recent fiscal year.



                                      COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Executive Officer Compensation Table

         The following table summarizes the aggregate cash compensation paid during 2001, 2000 and 1999 (see footnotes below) to the Company's Chief
Executive Officer and other executive officers that received compensation during 2001 in excess of $100,000 in salary and bonus pursuant to their contracts.
Currently, options have been granted to management as indicated below.

Securities Under
Name and Principal Position                      Year      Salary        Bonus       Compensation       Options/SAR's
---------------------------                      ----      ------        -----       ------------      --------------

Sal Perisano, Chief Executive Officer (1).       2001      $250,000         - -               - -        1,478,772
                                                 2000       249,552         - -               - -          464,260
                                                 1999       111,442         - -               - -          797,230

Patrick Farrell, President and Chief

     Financial Officer (2)................       2001      $165,000         - -           $27,202          574,430
                                                 2000       146,032         - -               - -          165,657
                                                 1999        87,939         - -               - -          190,000

John Jolly, Former Chief Operating

     Officer (3)..........................       2001      $131,098         - -               - -              - -
                                                 2000       135,641         - -               - -          308,675
                                                 1999           - -         - -               - -              - -

Byron Hero, Former Chief Executive

     Officer (4)..........................       2001           - -         - -               - -              - -
                                                 2000           - -         - -               - -              - -
                                                 1999     $  72,917         - -          $145,836              - -

Maureen Broughton Murrah,
     Former President (5).................       2001           - -         - -               - -              - -
                                                 2000           - -         - -          $250,000              - -
                                                 1999      $154,919         - -             5,000              - -
-------------------
(1)      Mr. Perisano did not begin his employment with the Company until March 30, 1999.

(2)      Mr. Farrell did not begin his employment with the Company until April 1, 1999.

(3)      Mr. Jolly did not begin his  employment  with the Company until April 26, 2000. On December 15, 2000, Mr. Jolly was terminated as a result of the closing of the New York office and is receiving  severance  payments equal to six (6) months salary.

(4)      Mr. Hero resigned as the Company's Chief  Executive  Officer as of April 15, 1999. Mr. Hero did not receive any severance  payment in connection with his  resignation.  On April 15, 1999, Mr. Hero entered into a twelve (12)
         month consulting agreement. Payments made under this agreement are reflected in other annual compensation.

(5)      Ms.  Broughton  Murrah resigned as the Company's  President on November 15, 1999. Ms.  Broughton Murrah did not
         receive any severance  payment in connection  with her  resignation.  In February  2000, Ms.  Broughton  Murrah exercised stock options on a cashless basis generating taxable compensation.



                                                          Options Granted in Last
                                                               Fiscal Year
                                                 ---------------------------------------
                                                  Number of              Percent of
                                                  Securities             Total Options
                                                  Underlying             Granted to           Exercise       Expiration
Name and Principal Position                       Options                Employees in         Price          Date
---------------------------                       ------------           --------------       ---------      -----------
Sal Perisano, Chief Executive Officer.......          1,478,772            36.4%               $ 0.25          3/08/2011

Patrick Farrell, President
     and Chief Financial Officer............            574,430            14.1%               $ 0.25          3/08/2011


Indemnification of Directors and Executive Officers

         The Company's certificate of incorporation and bylaws provides that the Company indemnify all of its Directors and Officers to the fullest extent permitted by the Delaware General Corporation Law. Under the Company's certificate of incorporation and bylaws, any Director or Officer, who in his or her capacity as such is made or threatened to be made, party to any suit or proceeding, will be indemnified. A Director or Officer will be indemnified if it is determined that the Director or Officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the Company's best interests. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and persons controlling the Company pursuant to the foregoing provision, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

         The Company maintains a directors' and officers' liability insurance policy covering certain liabilities that may be incurred by directors and officers in connection with the performance of their duties. The Company pays the entire premium for the liability insurance.

Employment and Consulting Agreements

         The Company had entered into an employment agreement with Mr. Perisano that provided for him to act as the Company's Chief Executive Officer, for a term which expired on March 30, 2002, and to devote substantially his full working time and attention to the Company's business. The agreement provided for an initial annual salary of $150,000, which amount was increased to $250,000 beginning January 1, 2000, plus a discretionary bonus to be determined by the Board of Directors. As described in the agreement, on March 30, 1999 Mr. Perisano was granted options to purchase an aggregate of 337,500 shares of Common Stock under the 1998 Incentive and Non-Qualified Stock Option Plan (the "Plan") with an exercise price equal to the fair market value of the Common Stock on the date of grant ($3.75) and as of December 29, 2001 all such options had vested. As further described in the agreement, on August 26, 1999 Mr. Perisano was granted options to purchase an aggregate of 434,730 shares of Common Stock pursuant to the Plan with an exercise price equal to $2.00. Such options have vested or will vest as follows: provided that Mr. Perisano remains continuously employed by the Company, options with respect to 144,910 shares of Common Stock vested on August 26, 2000, 1/24th of the remaining 289,820 will vest each month beginning September 26, 2000 for a period of twenty-four (24) months. The agreement provided that if Mr. Perisano is terminated without cause, or resigns for "good reason" he would be entitled to receive his then current salary for a period of nine (9) months. The agreement contained certain restrictions on competition.

         The Company has entered into an employment agreement with Mr. Perisano, which provides for him to act as our Chief Executive Officer for a term commencing on March 31, 2002 and expiring on March 30, 2004 and to devote substantially his full working time and attention to our business. The agreement provides for an annual salary of $250,000 plus a discretionary bonus to be determined by the Board of Directors. The agreement provides that if Mr. Perisano is terminated without cause, or resigns for "good reason" he will be entitled to receive his then current salary for a period of twelve months. The agreement contains certain restrictions on competition.

         The Company had entered into an employment agreement with Ms. Dionne. The agreement provided that she would act as Senior Vice President, Merchandising, for a term which expired on March 30, 2002, and to devote substantially her full working time and attention to the Company's business. The agreement provided for an initial annual salary of $100,000, which amount was increased to $125,000 beginning January 1, 2000, plus a discretionary bonus to be determined by the Board of Directors. As described in the agreement, on March 30, 1999 Ms. Dionne was granted options to purchase an aggregate of 337,500 shares of Common Stock pursuant to the Plan with an exercise price equal to the fair market value of the Common Stock on the date of grant ($3.75 per share). Such options have vested or will vest as follows: provided that she remains continuously employed by the Company, options with respect to 112,500 shares of Common Stock vested on March 30, 2000, 1/24th of the remaining 225,000 shares of Common Stock vested each month beginning on April 30, 2000 for a period of twenty-four (24) months. The agreement provided that if she is terminated without cause, she would be entitled to receive her then current salary for a period of six (6) months. The agreement contained certain customary restrictions on competition.

         The Company has entered into an employment agreement with Ms. Dionne, which provides for her to continue to act as our Senior Vice President, Merchandising for a term commencing on March 31, 2002 and expiring on March 30, 2004 and to devote substantially her full working time and attention to our business. The agreement provides for an annual salary of $150,000 plus a discretionary bonus to be determined by the Board of Directors. The agreement provides that if Ms. Dionne is terminated without cause, she will be entitled to receive her then current salary for a period of twelve months. The agreement contains certain restrictions on competition.

         The Company had entered into an employment agreement with Mr. Farrell dated March 12, 1999 that provided for Mr. Farrell to serve as the Company's Senior Vice President and Chief Financial Officer for a term which expired on December 31, 2000. The agreement provided for an initial base salary of $115,000 per year. In connection with the agreement, Mr. Farrell was granted options to purchase an aggregate of 115,000 shares of Common Stock under the Plan. Options with respect to 50,000 shares vested on August 1, 1999 and options with respect to the remaining 65,000 shares vested on February 1, 2000.

         On November 1, 2000, the Company amended Mr. Farrell's employment agreement dated March 12, 1999. The amended employment agreement provided for Mr. Farrell to serve as the Company's President and Chief Financial Officer and as President of the Company's subsidiary, iParty Retail Stores Corp. for a term that expired on December 31, 2001. The agreement provided for an initial base salary of $165,000 per year. If employed at the end of the term, Mr. Farrell would have received a bonus equal to four and one-half (4 1/2) months of his base salary. If the Company terminated the employment agreement without cause, Mr. Farrell was entitled to receive his full current base salary for a period of four and one-half (4 1/2) months from the date of termination.

         The Company has entered into an employment agreement with Mr. Farrell, which provides for him to continue to act as our President and Chief Financial Officer for a term commencing on January 1, 2002 and expiring on March 31, 2004 and to devote substantially his full working time and attention to our business. The agreement provides for an annual salary of $165,000 plus a discretionary bonus to be determined by the Board of Directors. The agreement provides that if Mr. Farrell is terminated without cause, he will be entitled to receive his then current salary for a period of six months. The agreement contains certain restrictions on competition.

         The Company has entered into a consulting agreement with Mr. Moldaw, a Director of the Company, dated September 7, 1999. The agreement has a term of three years but may be terminated by either party upon ninety (90) days' written notice. Under the terms of agreement, Mr. Moldaw was granted options to purchase 100,000 shares of Common Stock with an exercise price of $2.00 per share. Such options have vested or will vest as follows: provided that Mr. Moldaw is still providing the Company with consulting services, options with respect to 33,334 shares of Common Stock vested on September 6, 2000, 1/24th of options with respect to 66,666 shares of Common Stock will vest each month beginning on September 6, 2001 for a period of twenty-four (24) months. This consulting agreement was terminated on December 28, 2001. As a result of this termination, Mr. Moldaw's options fully vested on that date.

Certain Relationships And Related Transactions

         For information concerning the employment agreements and consulting agreements between the Company and certain of its officers and directors see "Executive Compensation." Mr. Perisano and Ms. Dionne are husband and wife.

         On August 11, 2000, the Company completed a private placement of Series E Convertible Preferred Stock with Messrs. Khan and Lessin, raising gross proceeds of $2,000,000. Messrs. Khan and Lessin invested $1,000,000 each. The financing was comprised of 533,333 shares of Series E Convertible Preferred Stock, par value $.001 per share convertible into an aggregate of 5,333,333 shares of Common Stock.

Vote Required

         Directors are elected by a plurality of the votes cast. The four Common Stock candidates receiving the highest number of votes will be elected as Directors.

Recommendation of the Board of Directors

         The Board of Directors recommends that the stockholders vote FOR each of the above nominees for Directors.

                                     GENERAL

Incorporation by Reference

         The Securities and Exchange Commission allows the Company to "incorporate by reference" the information the Company has previously filed with it, which means that the Company can disclose important information to you by referring you to those documents. The information that the Company incorporates by reference is considered to be part of this Proxy Statement. The Company incorporates by reference the audited financial statements, including the notes thereto and together with public accountant's reports thereon of the Company's Annual Report on Form 10-KSB for the year ended December 29, 2001.

Other Matters

         The Board of Directors does not know of any matters that are to be presented at the Annual Meeting other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine, in their discretion.

Shareholder Proposals

         A shareholder of the Company who wishes to present a proposal for action at the Company's 2002 Annual Meeting of Shareholders must submit such proposal to the Company, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion such proposal must be received by the Company, no later than December 28, 2002.

Solicitation of Proxies

         The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. In addition to solicitation of proxies by mail, Directors, Officers and employees of the Company (who will receive no additional compensation therefor) may solicit the return of proxies by telephone, telegram or personal contact. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock held of record by such persons, and the Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in connection therewith. Each holder of the Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock who does not expect to be present at the Annual Meeting or who plans to attend but who does not wish to vote in person, is urged to fill in, date and sign the enclosed proxy and return it promptly in the enclosed return envelope.

                                       By Order of the Board of Directors




                                       Daniel DeWolf, Secretary
                                  iParty Corp.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF iPARTY CORP. FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2002.

                  The undersigned, as a holder of shares of common stock, par value $.001 per share ("Shares"), of iParty Corp., a Delaware corporation (the "Company"), hereby appoints Mr. Sal Perisano and Mr. Patrick Farrell, and each of them individually, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at the offices of Posternak, Blankstein & Lund, L.L.P located at 100 Charles River Plaza, Boston, MA 02114, on Tuesday, June 18, 2002 at 10:00 a.m., local time, and any adjournments or postponements thereof (the "Annual Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting with respect to Proposal 1 set forth below and to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

You may revoke this proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company, by filing a duly executed proxy bearing a later date or by appearing in person and voting by ballot at the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director in Proposal 1 and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. Please mark your choice like this: [X]


YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1.

                  Proposal 1  -
                  ----------

                  [  ]     For each of the following nominees for director:  Sal
                           Perisano,   Robert  Lessin,  Stuart  Moldaw,  Lorenzo
                           Roccia, and Christina Weaver* and as more fully described in the accompanying Proxy Statement.

                  [  ]     Withhold authority as to all listed nominees.

                  [  ]     For all nominees except the following:

                  *-To be elected  only by a vote of the holders of the Series D
                   Convertible Preferred Stock



          / / CHECK HERE ONLY IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

Print and sign your name below exactly as it appears on the records of the Company and date this card. When signing as attorney, executor, administrator, trustee, guardian or in another representative capacity, please give full title, as such. Joint owners should each sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                       Date:  ____________________________, 2002



                                       -----------------------------------------
                                       Signature (title, if any)


                                       -----------------------------------------
                                       Signature, if held jointly


                                       -----------------------------------------
                                       Title or Authority